EXHIBIT 99.2
                                                                    ------------

                                                                       EXHIBIT A
                                                                       ---------


         THIS NOTE AND THE SECURITIES REPRESENTED BY THIS NOTE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR PLEDGED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS, OR IF THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS. THIS
NOTE IS SUBJECT TO THE TERMS AND PROVISIONS OF THE SECURITIES PURCHASE AGREEMENT (THE "PURCHASE AGREEMENT") AMONG EXCHANGE APPLICATIONS, INC. AND THE PURCHASERS THEREIN, DATED AS OF JUNE 1, 2001, AS AMENDED FROM TIME TO TIME, AND THE HOLDERS OF THIS NOTE ARE ENTITLED TO THE BENEFITS THEREOF.


                           EXCHANGE APPLICATIONS, INC.
                           ---------------------------

                           12% BRIDGE PROMISSORY NOTE

                                                              New York, New York
U.S. $7,000,000.00                                                  June 1, 2001


         WHEREAS, the Payees (as defined below) are the holders of (i) a $3,000,000.00 principal amount 9% Bridge Promissory Note issued by the Payor to the Payees on February 20, 2001 and (ii) a $1,500,000.00 principal amount 10% Bridge Promissory Note issued by the Payor to the Payees on March 28, 2001 (together the "Original Notes"); and

         WHEREAS, the Payor and the Payees desire to amend and restate the Original Notes in their entirety as set forth herein in order to, among other things, extend the existing Maturity Dates of the Original Notes, amend the interest rate and conversion provisions thereof.

         General.

                  For value received, EXCHANGE APPLICATIONS, INC., a Delaware corporation (including any successor thereto (by way of merger, consolidation, sale or otherwise) the "Payor"), hereby promises to pay to the order of each payee set forth on Schedule 1 hereto, or each such payee's respective assigns (each, a "Payee" and together, the "Payees"), the principal amount set forth opposite each Payee's name on Schedule 1 hereto or such greater or lesser principal amount which may be outstanding hereunder on the earlier to occur of:
(i) January 15, 2002 (the "Maturity Date") and (ii) the date of the occurrence of any event prior to the Maturity Date, as expressly set forth in Section 2 hereof. All payments hereunder shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts. Interest on this Note shall accrue daily from the date hereof at the rate of twelve percent (12%) per annum on the outstanding balance of this Note on the basis of a 365-day year and the actual number of days elapsed. The unpaid principal amount of this Note set forth opposite each Payee's name on Schedule 1 hereto, and the accrued and unpaid interest thereon (including the Unpaid Interest (as defined below)), shall be payable by wire transfer of immediately available funds to the account of each Payee or by certified or official bank check payable to each Payee mailed to each Payee at the address of each Payee as set forth on the records of the Payor or such other address as shall be designated in writing by each Payee to the Payor. Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Purchase Agreement. The Payor (and the Payees by acceptance of this Note) agree that the accrued and unpaid interest on this Note as of the date hereof is $112,430.54 (the "Unpaid Interest").

                  The Payor irrevocably authorizes the Payees to make, or cause to be made, an appropriate notation on the grid attached as Schedule 1 hereto, or the continuation of such grid, or any other similar record, including computer records, to reflect additional advances hereunder, any changes to the allocations of the advances among the Payees and any adjustments thereto, as appropriate. The Payees shall provide to the Payor an update of Schedule 1 to reflect any such advances, allocations or adjustments. The outstanding amount of this Note set forth on such grid, or the continuation of such grid, or any other similar record, including computer records maintained by the Payees with respect to the Note, shall be prima facie evidence of the principal amount, and the accrued interest thereon, owing and unpaid by the Payor to the Payees, but the failure to record, or any error in so recording any such amount on any such grid, or any continuation thereof, or other record shall not limit or otherwise affect the obligation of the Payor hereunder to make payments of principal and interest on this Note when due. The Payor can rely on the latest copy of
Schedule 1 delivered to the Payor by the Payees.

         Prepayment; Mandatory Repayment.
         -------------------------------

         This Note, together with the accrued and unpaid interest thereon (including the Unpaid Interest (as defined below)), may not be prepaid in whole or in part at the option of the Payor at any time, but must be prepaid in full (including all accrued and unpaid interest thereon (including the Unpaid Interest (as defined below))) at the option of any Payee, at the closing of the first to occur of: (i) an Equity Financing (to the extent that this Note is not converted pursuant to Section 4 hereof), and (ii) a Sale of the Corporation (as such term is defined in the Certificate of Incorporation, as in effect on the date hereof); provided, however, that the Payor may prepay this Note, together with the accrued and unpaid interest thereon (including the Unpaid Interest (as defined below)), in whole (and not in part) upon consummation of a transaction
(x) which does not constitute an Equity Financing or a Sale of the Corporation (as defined in the Certificate of Incorporation, as in effect on the date hereof) and (y) which results in the Payor having at least $25 million in cash or cash equivalents.

         Events of Default.

                  Definitions.
                  -----------

         In each case of the happening of the following events (each of which is an "Event of Default"):

                           if a default occurs in the due observance or performance of any covenant or agreement on the part of the Payor to be observed or performed pursuant to the terms of the Financing Documents and the Series A Documents (as defined in the Purchase Agreement) between the Payor and any Payee and such default shall continue for more than ten (10) days after notice thereof from any such Payee;

                           if the Payor shall (1) discontinue its business, (2) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its property, (3) admit in writing its inability to pay its debts as they mature, (4) make a general assignment for the benefit of creditors, or (5) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation Laws, or an answer admitting the material allegations of a petition filed against it in any Proceeding under any such Law;

                           there shall be filed against the Payor an involuntary petition seeking reorganization of the Payor or the appointment of a receiver, trustee, custodian or liquidator of the Payor or a substantial part of its assets, or an involuntary petition under any bankruptcy, reorganization or insolvency Law of any jurisdiction, whether now or hereafter in effect;

                           if final judgment(s) for the payment of money in excess of an aggregate amount of $500,000 shall be rendered against the Payor;

                           if indebtedness of the Payor to any holder of such indebtedness in an aggregate principal amount in excess of $500,000 or more shall become due, whether by maturity, default, acceleration or otherwise, and such holder of such indebtedness commences an enforcement action against the Payor or any Subsidiary to collect such indebtedness or otherwise enforce its rights;

                           if the Company fails to obtain, and provide to the Payees, the requisite approval of the Board of Directors for all of the transactions contemplated by the Purchase Agreement by 5 p.m. EST on June 6, 2001, provided, that the failure to obtain and provide to the Payees such approval by June 6, 2001 shall not constitute an Event of Default if such failure to obtain and provide such approvals is caused only by the failure of the Company to obtain the consent of Mr. Deven Parekh in his capacity as a member of the Board of Directors.

then, upon each and every such Event of Default and at any time thereafter during the continuance of such Event of Default, at the election of the Payees, any and all indebtedness of the Payor to the Payees under this Note shall immediately become due and payable, both as to principal and interest (including any deferred interest and any accrued and unpaid interest (including the Unpaid Interest ), without presentment, demand, or protest, all of which are hereby expressly waived, anything contained herein or in the Purchase Agreement or other evidence of such indebtedness to the contrary notwithstanding (except in the case of an Event of Default under paragraphs (ii), (iii) or (vi) of this
Section 3(a), in which event such indebtedness shall automatically become due and payable).

         Remedies on Default, Etc.
         ------------------------

         In case any one or more Events of Default shall occur and be continuing and acceleration of this Note or any other indebtedness of the Payor to the Payees shall have occurred, each Payee may, among other things, proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate Proceeding, whether for the specific performance of any agreement contained herein or the Financing Documents or Series A Documents (as defined in the Purchase Agreement) between the Payor and such Payee, or for an injunction against a violation of any of the terms hereof or thereof or in and of the exercise of any power granted hereby or thereby or by Law. No right conferred upon each Payee hereby or by the Purchase Agreement shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

         Conversion of this Note.
         -----------------------

         If the closing of an Equity Financing occurs prior to the Maturity Date, the Payees may elect, in their sole discretion, by delivering notice to the Payor within 5 Business Days of delivery by the Payor to the Payees of the final term sheet with respect to such Equity Financing, to convert all or any portion of the principal amount of this Note and the accrued and unpaid interest thereon (the "Subject Amount"), into the number of shares of Securities issued in such Equity Financing equal to the quotient obtained by dividing: (i) the portion of the Subject Amount specified by the Payees to be so converted by (ii) the lowest price per equity Security paid in such Equity Financing; provided, however, that the Payees may not elect to convert all or any portion of the Subject Amount to the extent that such conversion will violate any law, rule, regulation or requirement applicable to the Payor, including any rule or requirement of the NASDAQ Stock Market or any other exchange or market on which any of the Payor's Securities may be listed.

         If the Payees exercise their right not to convert, or are prevented from exercising their right to convert pursuant to the proviso in Section 4(a) above, all or any portion of the principal amount of this Note and the accrued and unpaid interest thereon in connection with the closing of an Equity Financing occurring prior to the Maturity Date (the "Excluded Amount"), then, upon the request of the Payees at any time thereafter, the Excluded Amount shall be immediately paid by the Payor to each Payee in accordance with the percentage allocation set forth opposite such Payee's name on Schedule 1 hereto by wire transfer of immediately available funds to a bank account designated by each Payee. The Payor shall provide the Payees with at least ten days' prior written notice of the anticipated closing of any Equity Financing.

         Defenses.
         ---------

         The obligations of the Payor under this Note shall not be subject to reduction, limitation, impairment, termination, defense, set-off, counterclaim or recoupment for any reason.

         Exchange or Replacement of Notes.
         --------------------------------

         The Payees collectively may, at their option, in person or by duly authorized attorney, surrender this Note for exchange, at the principal business office of the Payor, and receive in exchange therefor, a new Note in the same principal amount as the unpaid principal amount of this Note and bearing interest at the same annual rate as this Note, such new Note to be dated as of the date of this Note and to be in such principal amount as remains unpaid and payable to such person or persons, or order, as the Payees may designate in writing.

         Upon receipt by the Payor of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Note, and (in case of loss, theft or destruction) of an indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Payor will deliver a new Note of like tenor in lieu of this Note. Any Note delivered in accordance with the provisions of this Section 6 shall be dated as of the date of this Note.

         Extension of Maturity.
         ---------------------

         Should the principal of or interest on this Note become due and payable on other than a Business day, the maturity date thereof shall be extended to the next succeeding Business day, and, in the case of principal, interest shall be payable thereon at the rate per annum herein specified during such extension.

         Attorneys' and Collection Fees.
         ------------------------------

         Should the indebtedness evidenced by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, or this Note be placed in the hands of attorneys for collection, the Payor agrees to pay, in addition to principal and interest due and payable hereon, all reasonable costs of collection, including reasonable attorneys' fees and expenses, incurred by the Payees in collecting or enforcing this Note.

         Waivers.
         -------

         The Payor hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Note.

         No delay by any Payee in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver whatsoever or modification of the terms hereof shall be valid unless set forth in writing by any Payee and then only to the extent set forth therein.

         Amendments and Waivers.
         ----------------------

         Except for amendments to Schedule 1 hereto that are made to reflect transfers among Payee's and/or its and their affiliates, and do not increase the overall amount of indebtedness hereunder (and such amendments may be made by unanimous agreement among Payees), no provision of this Note may be amended or waived except if such amendment and waiver is in writing and is signed, in the case of an amendment, by the Payor and the Payees, or, in the case of a waiver, by the party against whom the waiver is to be effective.

         Governing Law.
         -------------

         This Note is made and delivered in, and shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to principles of conflicts of laws).

         Notices.
         --------

         The terms and provisions of Section 9 of the Purchase Agreement are expressly incorporated into this Note.

         No Novation.
         -----------

         The indebtedness evidenced by this Note was previously evidenced by the Original Notes. This Note amends, restates and re-evidences the indebtedness evidenced by the Original Notes and does not constitute a novation.

         Severability.
         ------------

         If any provision of this Note is held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Note or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, such provision shall automatically be amended to the extent (but only to the extent) necessary to make it not invalid, prohibited or unenforceable in such jurisdiction, without invalidating the remaining provisions of this Note or amending or affecting the validity or enforceability of such provision in any other jurisdiction.

         Assignment.
         ----------

         Neither the Payor nor the Payees may assign their rights or obligations hereunder to any Person, except that each Payee may assign any of its rights and obligations hereunder to its limited partners or any affiliate of such Payee.

                                      *****

         IN WITNESS WHEREOF, the Payor has duly executed and delivered this Note as of the date first written above.


                                                   EXCHANGE APPLICATIONS, INC.



                                                   By:  ________________________
                                                        Name:
                                                        Title:

                                   SCHEDULE 1

------------------------------------------------   ---------------------   ----------------------   ----------------   -------------
                        Payee                      Percentage Allocation   Unpaid Interest Amount   Principal Amount       Total
------------------------------------------------   ---------------------   ----------------------   ----------------   -------------
InSight Capital Partners IV, L.P.                        76.666130%              86,196.14            5,366,629.10     $5,452,825.24
------------------------------------------------   ---------------------   ----------------------   ----------------   -------------
InSight Capital Partners (Cayman) IV, L.P.               10.537455%              11,847.32              737,621.85     $  749,469.17
------------------------------------------------   ---------------------   ----------------------   ----------------   -------------
InSight Capital Partners IV (Fund B), L.P.               12.136382%              13,645.00              849,546.74     $  863,191.74
------------------------------------------------   ---------------------   ----------------------   ----------------   -------------
InSight Capital Partners IV (Co-Investors), L.P.          0.660033%                 742.08               46,202.31     $   46,944.39
------------------------------------------------   ---------------------   ----------------------   ----------------   -------------
TOTAL                                                       100.00%             112,430.54            7,000,000.00     $7,112,430.54
------------------------------------------------   ---------------------   ----------------------   ----------------   -------------